UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 26, 2018

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 26, 2018, Roanoke Gas Company (“Roanoke”), the utility subsidiary of RGC Resources, Inc. (“Resources”), entered into a new Revolving Line of Credit Note in the original principal amount of $25,000,000 (the “Note”) in favor of Wells Fargo Bank, N.A. (“Wells Fargo”). The Note replaces the Revolving Line of Credit Note dated March 27, 2017 in the original principal amount of $30,000,000. The Note expires on March 31, 2020.

The purpose of the Note is to provide working capital financing for Roanoke’s operations and bridge financing for its infrastructure enhancement and replacement projects. The Note provides for a variable interest rate based upon 30-day LIBOR and multiple-tier borrowing limits to accommodate seasonal borrowing demands. The Note provides for borrowing limits that range from $2,000,000 to a maximum of $25,000,000 during the term of the Note.

In connection with the Note, Roanoke also entered into the Second Amendment to Credit Agreement as of March 26, 2018, with Wells Fargo (the "Amendment"), which amends the original Credit Agreement between the parties dated March 31, 2016 and First Amendment to Credit Agreement ("First Amendment"). The Amendment revises the original Credit Agreement and First Amendment by extending the expiration date for advances under the Note to March 31, 2020 and reduces the maximum principal amount available under the Note to $25,000,000. All other terms and requirements of the Amendment are consistent with the original Credit Agreement and First Amendment.

The Continuing Guaranty previously entered into by Resources with Wells Fargo remains in effect.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Note, which is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENT AND EXHIBITS.

(d)    Exhibits.

10.1	Revolving Line of Credit Note in the original principal amount of $25,000,000 by Roanoke Gas Company in favor of Wells Fargo Bank, N.A. dated as of March 26, 2018.

10.2	Second Amendment to Credit Agreement by and between Roanoke Gas Company and Wells Fargo Bank, N.A. dated as of March 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: March 27, 2018	By: /s/Paul W. Nester

Paul W. Nester
Vice President, Secretary, Treasurer and CFO